UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        February 27, 2009

                           ALBANY INTERNATIONAL CORP.
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             (Exact name of registrant as specified in its charter)

          Delaware                       1-10026                 14-0462060
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(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)               File Number)          Identification No.)

     1373 Broadway, Albany, New York                             12204
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code    (518) 445-2200

                                      None
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On February 27, 2009, the Compensation Committee of the Registrant's Board of Directors approved the following bonuses for 2008 pursuant to the Registrant's Annual Cash Incentive Bonus Program, for the Registrant's chief executive officer, chief financial officer and the three other most highly compensated executive officers during such year, to be paid 1/2 in cash and 1/2 in shares of the Registrant's Class A common stock:

                 Officer                               2008 Bonus
                 -------                               ----------

                 Joseph G. Morone                      $809,300
                 Michael C. Nahl                        199,500
                 Daniel A. Halftermeyer                 180,000
                 David B. Madden                        174,200
                 Michael J. Joyce                       175,600

The Committee has also established target 2009 annual incentive bonuses for Messrs. Morone, Nahl, Halftermeyer and Joyce, and for Mr. Ralph Polumbo (Mr. Madden is no longer an executive officer of the Registrant) pursuant to the Registrant's Annual Cash Incentive Bonus Program as follows:

                 Officer                            2009 Target Bonus
                 -------                            -----------------

                 Joseph G. Morone                      $896,250
                 Michael C. Nahl                        220,924
                 Daniel A. Halftermeyer                 207,152
                 Michael J. Joyce                       207,152
                 Ralph M. Polumbo                       164,395

The Committee determined that bonuses for the Registrant's top management, including the above-named officers, for 2009 would be based on one or more of: adjusted consolidated EBIDTA, working capital, adjusted corridor or segment EBIDTA, corridor or segment working capital or other functional metrics and individual performance criteria. A bonus equal to the target amount will generally be paid if the Committee determines that appropriate performance levels in each of these areas has been achieved. Lesser bonuses may be paid if such performance is not achieved and larger bonuses if performance exceeds such levels. The Committee further determined, however, that it would reserve the right to exercise its discretion, after the close of the 2009 fiscal year, as in prior years, to determine to what extent bonuses had been earned, and reserved the right to take individual performance factors (including, for example, the possible adverse impact during the year of cost-reduction, plant closings or downsizings and other restructuring-related activities in specific divisions, regions or business lines) into account, and to employ both objective and subjective criteria in determining the final bonuses. It is the current intention of the Compensation Committee that such bonuses shall be paid 1/2 in cash and 1/2 in shares of the Registrant's Class A common stock.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     ALBANY INTERNATIONAL CORP.

                     By: /s/ Michael C. Nahl
                         -------------------------------------------------------

                     Name: Michael C. Nahl
                     Title: Executive Vice President and Chief Financial Officer (Principal Financial Officer)

                     Date:   March 4, 2009